Exhibit 10.1

WAIVER AND AMENDMENT TO

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS WAIVER AND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of December 19, 2012 (this “Waiver and Amendment”), is made by and among JTH HOLDING, INC., a Delaware corporation (the “Borrower”), SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement defined below) and as issuing bank (the “Issuing Bank”) and swingline lender (the “Swingline Lender”), the Lenders party hereto, JTH TAX, INC., a Delaware corporation (“JTH”), LTS PROPERTIES, LLC, a Virginia limited liability company (“Properties”), LTS SOFTWARE INC., a Virginia corporation (“Software”), WEFILE INC., a Virginia corporation (“Wefile”), JTH FINANCIAL, LLC, a Virginia limited liability company (“JTH Financial”), and JTH PROPERTIES 1632, LLC, a Virginia limited liability company (“1632,” and together with JTH, Properties, Software, Wefile and JTH Financial, collectively, the “Subsidiary Loan Parties,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Revolving Credit and Term Loan Agreement, dated as of April 30, 2012 (as amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms defined in the Credit Agreement and undefined herein shall have the same defined meanings when such terms are used in this Waiver and Amendment;

WHEREAS, 1632 has acquired that certain parcel of real estate commonly known as 1632 Corporate Landing Parkway, Virginia Beach, Virginia, and the improvements thereon (the “Subject Parcel”), and Section 5.12 of the Credit Agreement requires 1632 to grant a first priority security interest in all of its assets and properties pursuant to a deed of trust and providing such other documentation as required thereby;

WHEREAS, the Borrower, 1632 and the other Loan Parties have requested that the Administrative Agent and the Lenders waive the requirements of Section 5.12 with respect to the Subject Parcel;

WHEREAS the Borrower has requested that the Administrative Agent and the Lenders amend certain other provisions of the Credit Agreement; and

WHEREAS, pursuant to Section 10.2(b) of the Credit Agreement, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to grant a limited waiver of such requirements with respect to the Subject Parcel and to amend certain other provisions of the Credit Agreement as herein provided.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.             Incorporation of Recitals.  The foregoing recitals to this Waiver and Amendment are incorporated in and made a part of this Waiver and Amendment to the same extent and the same effect as if fully set forth herein.

2.             Waiver.  Subject to the terms and conditions of this Waiver and Amendment, the Lenders and the Administrative Agent hereby waive the requirements of Section 5.12 of the Credit Agreement with respect to the Subject Parcel, so long as there shall not exist any Event of Default.

3.             No Implied Waivers.  Each of the Borrower and each other Loan Party acknowledges and agrees that the limited, express waiver contained herein shall not constitute a waiver, express or implied, of any other Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents, nor shall it create any obligation, express or implied, on the part of the Administrative Agent or any other Lender to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of the Credit Agreement or any of the other Loan Documents.  The Administrative Agent and the Lenders shall be entitled to require strict compliance by the Borrower and the other Loan Parties with the Credit Agreement and each of the other Loan Documents, notwithstanding the limited, express waiver contained herein, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrower or any other Loan Party for waivers or amendments of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents.

4.             Amendments to the Credit Agreement.  The Loan Parties, the Administrative Agent and the Lenders agree that the Credit Agreement is amended as follows:

(a)           The second sentence of Section 5.12 of the Credit Agreement is deleted and amended to read in its entirety as follows:

In addition, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and its Domestic Subsidiaries (including real and other properties acquired subsequent to the Closing Date; provided, however, such requirements shall not apply to any real property acquired after April 30, 2012, having a fair market value less than $1,000,000, unless the aggregate purchase price of all real property so acquired after April 30, 2012, by the Borrower and its Subsidiaries exceeds $2,500,000)).

(b)           The final sentence of Section 5.12 of the Credit Agreement is amended so that the reference to “$500,000” is now a reference to $100,000.

2

(c)           Except as specifically modified by this Waiver and Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

(d)           Each of the Borrower, the other Loan Parties, the Administrative Agent and each Lender agrees that, as of and after the Waiver and Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.

5.             Conditions to Effectiveness of this Waiver and Amendment.  This Waiver and Amendment and the waiver and amendments contained herein shall become effective on the date (the “Waiver and Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a)           The Administrative Agent shall have received counterparts of this Waiver and Amendment, duly executed and delivered on behalf of the Borrower and the other Loan Parties.

(b)           No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.

(c)           All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects at the Waiver and Amendment Effective Date as if made on and as of such Waiver and Amendment Effective Date, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been repeated as of any date other than the Closing Date.

(d)           The Borrower shall have delivered to the Administrative Agent (1) certified copies of evidence of all corporate and company actions taken by the Borrower and the other Loan Parties to authorize the execution and delivery of this Waiver and Amendment, (2) certified copies of any amendments to the articles or certificate of incorporation, bylaws, partnership certificate or operating agreement of the Borrower and each other Loan Party since the date of the Credit Agreement, (3) a certificate of incumbency for the officers or other authorized agents or partners of the Borrower and each other Loan Party executing this Waiver and Amendment, (4) all documents, certificates, resolutions and other items required by Section 5.11 and Section 5.12 of the Credit Agreement with respect to 1632 (other than the deed of trust and related documents otherwise required pursuant to Section 5.12, but for the provisions of this Waiver and Amendment) and (5) such additional supporting documents as the Administrative Agent or counsel for the Administrative Agent reasonably may request.

(e)           All documents delivered pursuant to this Waiver and Amendment must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters

3

incident to this Waiver and Amendment must be satisfactory to the Administrative Agent’s counsel.

6.             Amendment Only; No Novation; Modification of Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that this Waiver and Amendment only amends the terms of the Credit Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrower and each other Loan Party ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and the other Loan Documents in all respects.  Each of the Borrower and each other Loan Party acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Waiver and Amendment.  To the extent of a conflict between the terms of any Loan Document and the terms of this Waiver and Amendment, the terms of this Waiver and Amendment shall control.

7.             Successors and Assigns.  This Waiver and Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

8.             No Further Amendments.  Nothing in this Waiver and Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

9.             Representations and Warranties.  Each of the Borrower and each other Loan Party represents and warrants that this Waiver and Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body.  All other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Waiver and Amendment and are deemed to have been repeated as of the date of this Waiver with the same force and effect as if set forth in this Waiver and Amendment, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been repeated as of any date other than the Closing Date.  Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Waiver and Amendment, no Default has occurred and been continuing.

10.          Confirmation of Lien.  Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.

4

11.          Ratification.  The terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and each other Loan Party.

12.          Fees and Expenses.  The Borrower agrees to pay all out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Waiver and Amendment.

13.          Severability.  Any provision of this Waiver and Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.          Governing Law.  This Waiver and Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia.  THIS WAIVER AND AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

15.          Counterparts.  This Waiver and Amendment may be executed by one or more of the parties to this Waiver and Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective duly authorized representatives all as of the day and year first above written.

BORROWER:

JTH HOLDING, INC., a Delaware corporation

By:		/s/ Mark F. Baumgartner
Name:		Mark F. Baumgartner
Title:		Vice President and Chief Financial Officer

SUBSIDIARY LOAN PARTIES:

JTH TAX, INC., a Delaware corporation

By:		/s/ Mark F. Baumgartner
Name:		Mark F. Baumgartner
Title:		Vice President and Chief Financial Officer

LTS PROPERTIES, LLC, a Virginia limited liability company

By:		JTH TAX, INC., a Delaware corporation

	By:	/s/ Mark F. Baumgartner
Mark F. Baumgartner
Vice President and Chief Financial Officer

LTS SOFTWARE INC., a Virginia corporation

By:		/s/ Mark F. Baumgartner
Name:		Mark F. Baumgartner
Title:		Chief Financial Officer

WEFILE INC., a Virginia corporation

By:		/s/ Kathleen Curry
Name:		Kathleen Curry
Title:		President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

JTH FINANCIAL, LLC, a Virginia limited liability company

By:	JTH HOLDING, INC., a Delaware corporation

	By:	/s/ Mark F. Baumgartner
Mark F. Baumgartner
Vice President and Chief Financial Officer

JTH PROPERTIES 1632, LLC, a Virginia limited liability company

By:	JTH FINANCIAL, LLC, a Virginia limited liability company, Manager

By:	JTH HOLDING, INC., a Delaware corporation

	By:	/s/ Mark F. Baumgartner
Mark F. Baumgartner
Vice President and Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

ADMINISTRATIVE AGENT:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank and as Swingline Lender

By:	/s/ David A. Bennett
Name:	David A. Bennett
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

LENDERS:

SUNTRUST BANK, as Lender
By:	/s/ David A. Bennett
Name:	David A. Bennett
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

CITIZENS BANK OF PENNSYLVANIA, as Lender

By:	/s/ Tracy Van Riper
Name:	Tracy Van Riper
Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Peter W. Strauss
Name:	Peter W. Strauss
Title:	SVP

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ S. Hearst Vann
Name:	S. Hearst Vann
Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Duncan S. Owen, III
Name:	Duncan S. Owen, III
Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

 [SIGNATURES CONTINUE ON FOLLOWING PAGES]

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Joseph Chirico
Name:	Joseph Chirico
Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]